8. Accrued Compensation	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Accrued Compensation
Accrued Compensation	Accrued expenses consist of the following at:
	March 31, 2016	December 31, 2015
Accrued interest	$148,254	$126,512
Accrued royalties and commissions	11,346	11,366
Other	4,888	799
	$164,488	$138,677

Accrued compensation consists of the following at December 31:

	2015	2014
Accrued officer’s compensation – former CEO	$–	$1,053,187
Accrued other compensation – employee	–	441,462
Accrued payroll taxes – delinquent	211,905	316,044
Accrued payroll taxes on accrued payroll (not yet due)	–	185,866
	$211,905	$1,996,559

In prior years, we made minimal payments to our employees and accrued most of their compensation. In addition, we have delinquent Federal and State payroll taxes incurred mainly under previous management. In 2015 we made payments of $52,597 against the Federal obligation. Additionally, based on an accounting received from the Internal Revenue Service (“IRS”), we determined that our accrual for past-due Federal payroll taxes was overstated due to collections made, which were unknown to us, from other responsible parties along with lower than estimated interest and penalties. As a result, at December 31, 2015, we reduced our liability by $60,000, with $6,000 reducing interest expense accrued during 2015 and $54,000 recorded as a gain on extinguishment of debt. In January 2016, we received approval from the IRS for a 4-year payment plan to repay this obligation with the first payment scheduled for April 2016. While it is possible that the other responsible parties from whom the IRS made collections of approximately $20,000 could request reimbursement from our Company, we believe that possibility is unlikely and have recorded no liability for such an event.

In 2014, in order to facilitate the investment by Sky Rover discussed in Note 1, we entered into settlement agreements with our former CEO and Controller under which they agreed to forgive all accrued but unpaid salary once all closing conditions of the Sky Rover SPA had been met. During the three months ended March 31, 2015, when all closing conditions of the Sky Rover SPA became effective, our former Chief Executive Officer and former Controller forgave all accrued compensation owed to them in accordance with settlement agreements which, along with the related accrued payroll taxes, totaled $1,673,774. This amount has been recorded as contributed capital in the accompanying consolidated financial statements due to the related party nature of the transaction.

In 2013, we merged with a private company whose CEO was our former CEO. Prior to the merger, the private company had made advances to our former CEO, either personally or to a company he owns, of $691,805, including annual interest of 6%. During the fourth quarter of 2013, our CEO repaid the advances through an agreement to surrender 668,386 shares of common stock of our post-merged company which were beneficially owned by him as part of the Merger. The shares were valued at approximately $1.04, the volume weighted adjusted price of the common stock for the 20 trading days prior to his agreement to surrender the shares. While the advances were formally relieved in fiscal 2013, the shares were surrendered during the first quarter 2014.

Effective January 14, 2014 an employee repaid certain advances made to him in 2013 in the amount of $27,551 through an agreement to surrender 27,350 shares of common stock of our post-merged company which were beneficially owned by him. The shares were valued at the volume weighted adjusted price of the common stock for the 20 trading days prior to his agreement to surrender the shares.